Exhibit 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Fourth Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of December 8, 2016, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into an Amended and Restated Credit Agreement dated as of May 15, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”); and
WHEREAS, Boise Cascade desires that Agent and the Lenders amend the definition of Permitted Indebtedness and make certain other amendments as set forth herein. Agent and the Lenders are willing to make the foregoing amendments subject to the terms of this Amendment.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendments. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Lenders hereby agree as follows:
(a)    Section 6.1(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(l)    other unsecured Indebtedness in an aggregate principal amount not to exceed $100,000,000 (the “Add-On Debt”), so long as (i) after giving effect to the incurrence of such Indebtedness on a pro forma basis, (x) the Borrowers would be in compliance with the financial covenants set forth in Section 7 and (y) no Default or Event of Default shall have occurred and be continuing and (ii) any such Indebtedness shall have a final maturity date no earlier than 90 days after the Term Loan Maturity Date;”
(b)    Section 6.1(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(m)    either (but not both; provided that a combination of the following up to an aggregate principal amount not in excess of $350,000,000 plus capitalized interest, fees, and expenses, incurred in connection therewith shall be permitted) of the following: (i) Permitted Senior Indebtedness in respect of the Existing Senior Notes or (ii) Refinancing Indebtedness of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof);”
(c)    Section 6.1(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(n)    any other Indebtedness (which may be secured by Liens on assets that do not constitute Collateral); provided that (i) the Payment Conditions are satisfied both immediately before and immediately after giving effect to the incurrence of such Indebtedness and (ii) if secured by Liens (other than in respect of Purchase Money Indebtedness or Capitalized Lease Obligations), such Indebtedness shall be subject to an intercreditor agreement acceptable to Agent and the Required Lenders addressing, among other things, the provision to Agent of customary access rights regarding any Equipment and/or Real Property securing such Indebtedness; and provided, further, that any such Indebtedness in excess of $5,000,000 in the aggregate shall have (x) a final maturity date no earlier than 90 days after the Term Loan Maturity Date and (y) other than in the case of Indebtedness incurred by the Borrowers under that certain Term Loan Agreement dated as of March 30, 2016 (as amended by that certain First Amendment to Term Loan Agreement dated as of December 8, 2016) by and among the Borrowers, the lenders that are signatories thereto and American AgCredit, PCA as the administrative agent thereunder, a weighted average life to maturity of not less than seven years;”
(d)    Section 6.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Specified Indebtedness or the Add-On Debt, except (a) regularly scheduled payments of principal, interest and fees (but only, with respect to Specified Indebtedness that is Subordinated Indebtedness and/or any permitted Refinancing Indebtedness in respect thereof, to the extent not otherwise prohibited under any subordination agreement or intercreditor agreement relating to such Indebtedness), and (b) any prepayment, redemption, retirement, defeasance or acquisition of Specified Indebtedness or the Add-On Debt (together with, in each case, any accrued interest and premiums thereon); provided that in the case of clause (b), the Payment Conditions are satisfied both immediately before and immediately after giving effect to the prepayment, redemption, retirement, defeasance or acquisition of such Specified Indebtedness or Add-On Debt (as the case may be).”
(e)    Section 6.7(c)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(vii)    in the case of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) results in the Obligations not constituting “Senior Indebtedness” (or the equivalent) under the Indenture;”
(f)    A new definition of “AAC Term Loan Facility” is hereby added to Schedule 1.1 to the Credit Agreement to read as follows:
“AAC Term Loan Facility” means that certain Term Loan Agreement dated as of March 30, 2016, as amended, restated or otherwise modified from time to time.
(g)    A new definition of “Add-On Debt” is hereby added to Schedule 1.1 to the Credit Agreement to read as follows:
“Add-On Debt” has the meaning specified therefor in Section 6.1(l) of the Agreement.
(h)    The definition of “Existing Senior Notes” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Existing Senior Notes” means the 5.625% senior unsecured notes due 2024 issued by Boise Cascade on August 29, 2016, in the original aggregate principal amount of $350,000,000.
(i)    The definition of “Existing Senior Subordinated Notes” in Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety.
(j)    The definition of “Indenture” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Indenture” means that certain Indenture dated as of August 29, 2016, among Boise Cascade, certain guarantors party thereto, and U.S. Bank National Association, as Trustee, as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.
(k)    The definition of “Indenture Borrowing Base” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Indenture Borrowing Base” means an amount equal to the greater of (a) $450,000,000 and (b) an amount equal to the lesser of (i) the Initial Indenture Borrowing Base as at the end of the most recently ended fiscal quarter and (ii) the most recently calculated Initial Indenture Borrowing Base required to be delivered to Agent pursuant to Section 5.2.
(l)    The definition of “Initial Indenture Borrowing Base” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Initial Indenture Borrowing Base” means, as of any date of determination, an amount equal to the sum of (a) 85% of the amounts of all Accounts owned by Boise Cascade and its Restricted Subsidiaries (as such term is defined in the Indenture) and (b) 70% of the amounts of all Inventory owned by Boise Cascade and its Restricted Subsidiaries, in each case, plus (in the case of any Refinancing (as such term is defined in the Indenture)) the aggregate amount of fees, underwriting discounts, premiums, prepayment penalties and other costs and expenses Incurred (as such term is defined in the Indenture) in connection with the Refinancing, less the aggregate principal amount of Indebtedness (as such term is defined in the Indenture) Incurred under Section 4.03(b)(15) of the Indenture then outstanding.
(m)    The definition of “Permitted Senior Indebtedness” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Senior Indebtedness” means Indebtedness of any Loan Party which refinances all Indebtedness in respect of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), in any aggregate principal amount of not less than $250,000,000 and not greater than $350,000,000, all pursuant to an indenture and guaranty agreements, as applicable, and on terms and conditions acceptable to Agent and the Required Lenders, such terms and conditions to include, but not be limited to, the following:
(a)    no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 90 days after the scheduled Term Loan Maturity Date, other than in the event of (i) a default under such Indebtedness, (ii) a change of control of Boise Cascade or (iii) certain asset sales or similar liquidity events, in each case subject to the standstill and the lien subordination provisions described in clause (e) below;

(b)    such Indebtedness may be secured by a first-priority Lien only on assets not exceeding the scope of the Notes Priority Collateral Assets (so long as Agent, for the benefit of the Lenders, is granted a second-priority Lien on all such assets) and by a second-priority Lien on any other Collateral;
(c)    the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall not be more restrictive than those contained in this Agreement or the other Loan Documents taken as a whole or conflict with or violate the covenants or otherwise create Defaults under this Agreement or the other Loan Documents;
(d)    upon giving pro forma effect to the incurrence of such Indebtedness and the repayment of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), Excess Availability shall not be less than the greater of (a) $31,250,000 or (b) 12.5% of the aggregate Revolver Commitments, and, if the AAC Term Loan Facility is still in effect, such Indebtedness is permitted to be incurred thereunder; and
(e)    such Indebtedness shall be subject to an intercreditor agreement reasonably acceptable to Agent and the Required Lenders addressing, among other things, (i) the priority of the Liens securing such Indebtedness and the Obligations and the payment of proceeds from such collateral, (ii) a customary standstill by the holders of such Indebtedness as to remedies against the Collateral and the Notes Priority Collateral Assets, (iii) waivers by the holders of such Indebtedness of rights to contest validity or priority of Liens of Agent or the Lenders or object to dispositions of Collateral (including an affirmative agreement by such holders to release Liens of such holders in the event of a disposition of Collateral approved by Agent) (and in each case reciprocal similar waivers and agreements regarding the Liens on the Notes Priority Collateral Assets), (iv) waiver of rights to object to the use of cash collateral or sale of Collateral, and restrictions on certain claims and actions, in any proceeding under any Debtor Relief Laws by the holders of such Indebtedness (and in each case reciprocal similar waivers and agreements regarding the Liens on the Notes Priority Collateral Assets), and (v) restrictions on amendments to, or consents, waivers or other modifications with respect to, the documents evidencing such Indebtedness (and, at the election of the holders of such Indebtedness, reciprocal restrictions on the Loan Documents).
(n)    Clause (h) in the definition of “Refinancing Conditions” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) if the Indebtedness being extended, renewed or refinanced is the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), (i) each of the conditions set forth in the proviso to the definition of “Subordinated Indebtedness” shall be met mutatis mutandis for the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) and (ii) upon giving pro forma effect to the incurrence of such Refinancing Indebtedness and the repayment of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), Excess Availability shall not be less than the greater of (a) $31,250,000 or (b) 12.5% of the aggregate Revolver Commitments and, if the AAC Term Loan Facility is still in effect, such Refinancing Indebtedness is permitted to be incurred thereunder.”
(o)    The definition of “Specified Indebtedness” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Specified Indebtedness” means the Existing Senior Notes, Permitted Senior Indebtedness, Subordinated Indebtedness and/or any other permitted Refinancing Indebtedness in respect of any of the foregoing.
(p)    The definition of “Subordinated Indebtedness” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Subordinated Indebtedness” means any subordinated debt securities issued by Boise Cascade in connection with permitted Refinancing Indebtedness of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof); provided that (i) such subordinated debt securities do not mature earlier than, or require any scheduled payment of principal, sinking fund payment or similar payment prior to, the date that is 90 days after the scheduled Term Loan Maturity Date, (ii) the Indebtedness in respect of such subordinated debt securities is not guaranteed by any Person that did not guarantee (and is not permitted by this Agreement to provide a guaranty) the Indebtedness evidenced by the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), (iii) the aggregate principal amount of such subordinated debt securities does not exceed $350,000,000, (iv) such subordinated debt securities are unsecured and are not supported by any letter of credit or other similar credit enhancement, (v) the terms and conditions of such subordinated debt securities and any Subordinated Indebtedness Documents in respect thereof (including subordination provisions, covenants, events of default and any provisions relating to any mandatory redemption or required offer to repurchase such subordinated debt securities) are no less favorable in any material respect to the Loan Parties and the Lenders than the terms and conditions of the Indebtedness evidenced by the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) and the Existing Senior Notes Documents in respect of such Indebtedness, and (vi) the Indebtedness evidenced by the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) and being refinanced by such subordinated debt securities is repaid on the same date that such subordinated debt securities are issued.
3.    Representations. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment, and the Credit Agreement as amended by this Amendment, are legal, valid, and binding obligations of each Loan Party hereto, enforceable against such Loan Party in accordance with their terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and
(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date each of the following conditions have been met (such date, the “Amendment Effective Date”):
(a)    this Amendment shall have been executed and delivered by Agent, the Required Lenders and Borrowers, and acknowledged by the Guarantors; and
(b)    Agent shall have received a true, correct and complete copy of that certain First Amendment to Term Loan Agreement dated as of December 8, 2016, in form and substance reasonably satisfactory to Agent.

Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in Section 4(a) hereof shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Lenders and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders and Borrowers and the successors and assigns of Agent and each Lender.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and each Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this Fourth Amendment to Amended and Restated Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Emily Chase
Name:    Emily Chase
Title:    Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Thomas P. Chidester
Name:    Thomas P. Chidester
Title:    Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Jeannette M. Behm
Name:    Jeannette M. Behm
Title:    Authorized Officer

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Fred Kiehne
Name:    Fred Kiehne
Title:    Senior Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

ZB, N.A. DBA ZIONS FIRST NATIONAL BANK,
as a Lender
By:    /s/ Odette Sutton
Name:    Odette Sutton
Title:    Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

AMERICAN AGCREDIT, PCA,
as a Lender
By:    /s/ Michael J. Balok
Name:    Michael J. Balok
Title:    Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender
By:    /s/ Jeremy A. Roewe
Name:    Jeremy A. Roewe
Title:    Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

COBANK, FCB,
as a Voting Participant
By:    /s/ Dan Terrill
Name:    Dan Terrill
Title:    Vice President

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
CHESTER WOOD PRODUCTS LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
MONCURE PLYWOOD LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Fourth Amendment to Amended and Restated Credit Agreement]